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ONESPAN INC.
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On May 10, 2021, OneSpan Inc. (the “Company”) posted to its website launched in connection with the Company’s 2021 annual meeting of stockholders a letter to stockholders and a related press release. Copies of the updated website, the press release and the letter to stockholders can be found below.

*               *               *               *

OneSpan

Materials Board of Directors How to Vote

Stockholder Communications

Stockholder Letters

May 10, 2021

OneSpan Letter to Stockholders

April 26, 2021

OneSpan Letter to Stockholders

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Mackenzie Partners, Inc.
bmarese@mackenziepartners.com

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MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Collect: +1-212-929-5500
or
Call Toll-Free: +1-800-322-2885
OneSpan@mackenziepartners.com

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OneSpan

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May 10, 2021

April 26, 2021

OneSpan Files Definitive Proxy and Issues Letter to Stockholders

April 12, 2021

OneSpan Appoints Garry Capers, Cloud Solutions Executive at Deluxe Corporation, to Board of Directors

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Bob Marese
Mackenzie Partners, Inc.
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+1-312-671-1729
sarah.hanel@onespan.com

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MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Collect: +1-212-929-5500
or
Call Toll-Free: +1-800-322-2885
OneSpan@mackenziepartners.com

© 2021 OneSpan. All Rights Reserved.

Privacy Policy Disclaimer

May 10, 2021

Dear fellow stockholder:

At OneSpan’s 2021 annual meeting of stockholders, which is scheduled to be held on June 9, 2021, stockholders will make an important choice about the future of OneSpan. One of our stockholders, Legion Partners Holdings, LLC (together with its affiliates, “Legion”), wants to replace half of the independent directors on OneSpan’s Board with Legion’s four nominees because Legion claims we have not implemented enough of its ideas and we have not sufficiently refreshed our Board.

In fact, our management team and Board have engaged extensively with Legion, heard its ideas and implemented many of them when it made sense to do so. Some of Legion’s ideas were based on a misunderstanding of our business. Some ideas were thoughtful but implementing them would have been premature given the state of our business. And other ideas were grounded in assumptions that were not correct and, if implemented, may have been value destructive. That said, we have engaged with Legion more than 40 times over that past three years and objectively considered every one of its suggestions.

Our Board and management team have taken decisive steps to position the Company for growth – in many cases aligned with Legion’s suggestions

Legion has had good ideas. In fact, we had many of those ideas ourselves, too. But whether by coincidence or engagement with Legion (and our other stockholders), the fact is that we have implemented a number of changes that should have proven to Legion that we are all working hard to improve the value of OneSpan.

As our business evolved, we:

Adjusted our disclosures and increased transparency;
Refreshed our Board, adding six directors in the last two years to ensure greater expertise in the newer areas of our business strategy (five of these six continue to serve on our Board);
Held an Investor Day;
Authorized stock repurchases;
Increased sell-side coverage and attended more investor conferences;
Reformed our executive compensation programs to match the evolving drivers of our business; and
Conducted a comprehensive review of our business configuration and ran a process, with an independent financial advisor, to explore the sale of one of our product lines.

1

As importantly, under the guidance of a new CEO and our refreshed Board, the Company has evolved over the last three years from a hardware-centric technology company into a modern software-based solutions provider with a critical hardware authentication component.

This evolution was not easy. The Board and management team had to take action, including to:

Reconfigure our product offerings;
Hire and train dozens of new sales people;
Effectively price and market our new offerings;
Cross-sell to our existing customer base;
Create professional support teams for installation, configuration and operation of cloud-based software;
Hire a new Chief Technology Officer and invest in R&D and product development; and
Acquire important technologies.

Last week, one of the research analysts that provides coverage of OneSpan reflected upon our transition, noting that he was “gain[ing] confidence in this story” and “commend[ed] the job this management team has done thus far.”1 In a letter that Legion itself sent to its fund’s investors, Legion admitted that OneSpan’s “transformation has been impressive to-date [sic]” and noted that the transition from a hardware-centric company to a software-focused model was “complex.”2, 3

When Legion first invested in OneSpan, less than 30% of our revenue was recurring. Most of what we sold was hardware tokens and perpetual software licenses to enable the use of those tokens. We had a small but promising software business with mobile security and eSignature solutions. Because of the work of our management team and the strategic allocation of capital from legacy hardware technologies into new software and cloud-based initiatives, as well as our focus on selling term licenses instead of perpetual licenses, 57% of our first quarter 2021 revenue was recurring. This evolution did not happen because Legion wrote us letters or because we met with them frequently.

This evolution happened because our Board set the course for strategic execution, and our executive team implemented that course effectively. As a Company, we have been busy and productive.

Legion and the rest of our stockholders have benefitted from this execution. From the time Legion first invested, in April 2018, we have outperformed our peers from a total stockholder return (“TSR”) perspective.4 For the rest of our stockholders, we have performed admirably over the one-, two- and three-years ended April 30, 2021, approximately matching the performance of our peers in each of these periods, even as we experienced the volatility associated with a major business transformation.

2

Our engagement with Legion has been open and constructive – but we have been wisely discerning in the ideas we decided to implement

In one of our early phone calls with the principals of Legion in 2018, the Legion representatives admitted that they did not realize that a significant portion of our “software and services” revenue at that time was maintenance revenue associated with the server software used by our clients to operate our hardware authentication solutions. Legion nevertheless pressed very hard for us to make certain financial disclosures as if we were a cloud-based software company. That suggestion was premature. To ensure we did not mislead or confuse our stockholders, we first evolved the business – growing it into a meaningful cloud-based business – before we started to provide investors with recurring revenue measurements.

Legion’s latest ideas have either already been implemented or do not make sound business sense

Legion also wanted us to sell our eSignature product line. In letters and presentations, Legion insisted that we could sell it for a significant sum – they said $400 million. Although we believe this product line – one of our most visible and valuable cloud-based product lines – has significant growth opportunity and value creation possibilities inside of OneSpan, we demonstrated our openness to exploring every opportunity to create value for our stockholders, including a sale, by conducting a formal process. At the conclusion of the comprehensive process, it was clear that eSignature has more value as a part of OneSpan than a sale would deliver at this time.

Today, Legion appears to have two ideas they would like us to implement. First, they believe that having more “cloud-first” directors would help our Board guide the Company better. However, we have already added four new directors over the last two years who have deep operating experience in software and cloud-based business models – a product leader of a large cloud-based software company (Marianne Johnson), a CFO of a cloud-based business (Al Nietzel), the Chief Revenue Officer of a cloud-based software business (Marc Boroditsky) and a P&L leader of a cloud-based business (Garry Capers).

Our current directors thus possess significant product, finance, sales and general management experiences gained at successful, respected cloud businesses. Notably, despite Legion’s suggestion that we add additional cloud experience to the Board, Legion has only nominated one candidate with cloud-based software product experience.

Legion has applauded
OneSpan and our Board[3]

“We greatly appreciate the opportunities afforded to us by the management team to answer our questions and share our input on how to best optimize shareholder value.”

June 14, 2019

“[We are] pleased to see the Board take steps in the right direction to better align the experiences and skillsets of [the Board] with the challenges and opportunities the [Company] is facing today.”

February 7, 2020

“OneSpan has undergone a major transformation – one that is still immensely underappreciated by the public markets…”

August 18, 2020

3

Legion’s other current idea is that we should sell our economic rights in, or the entire, hardware component of our authentication business. We do not believe that is practical or value creating. We have explored potential strategic alternatives with respect to our hardware solutions. However, the fact is that 19 of our 20 largest customers buy our hardware-based authentication solutions. Our business with these important customers also involves other products and services, some of which, such as mobile security, use the same server software or cloud authentication software as our hardware tokens. Selling the “economic rights” as Legion advocates is not a feasible or common approach in the security software business, where our server software runs multiple end-point solutions and sits inside our customers’ networks. Legion’s desire to see a “rerating” of our stock – which Legion believes will occur if we announce we have exited the hardware business – is nothing more than financial engineering, disconnected from the practical reality of managing a complex global business driven by customer requirements and on-the-ground marketing and client support. We continue to own and sell our proprietary hardware tokens, which are integrated with our software authentication solutions and their combined server and cloud-based software, because that is how our customers want us to do business.

We have appreciated our interaction with Legion over the last three years. They share our desire to see OneSpan reach its full potential. Ultimately, we are on the same team. We have readily accepted Legion’s input when it offered good ideas – and Legion representatives have applauded our progress. But not all of Legion’s ideas were good, or appropriate to implement at the time Legion suggested them.

We will continue to exercise our business judgment and accept helpful suggestions or reject ideas that we do not believe will create value for our stockholders. And we encourage our stockholders to trust that this Board is working energetically and objectively to create value. We have been, and will continue to be, willing to seriously examine every idea, no matter where it comes from.

We believe the Company has dramatically evolved over the last three years and that our stockholders, including Legion, should be proud of the company they own. We will continue to evaluate all suggestions, engage with our stockholders and make decisions that we believe will create sustainable value over time.

We encourage you to read the full set of annual meeting materials and to vote using the BLUE proxy card for the nine incumbent directors who are up for election this year.

4

Sincerely,

The OneSpan Board of Directors

Please use the enclosed BLUE proxy card today to vote “FOR” ALL nine of OneSpan’s highly qualified nominees. Simply follow the easy instructions to vote by telephone, by Internet or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. For more information, please visit OneSpanValue.com.

If you have questions or need assistance in voting your shares, please contact:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

REMEMBER: Simply discard any white proxy card you may receive from Legion. OneSpan’s Board does not endorse any of Legion’s nominees, and we urge you NOT to submit any vote using Legion’s white proxy card, even as a protest vote. Voting to “WITHHOLD” with respect to any of Legion’s nominees on a white proxy card sent to you by Legion is not the same as voting “FOR” the Board’s nominees on the BLUE proxy card because a vote to “WITHHOLD” with respect to any of Legion’s nominees on its white proxy card will revoke any BLUE proxy you may have previously submitted.

5

___________________

1: Source: Wedbush, May 5, 2021.

2: Source: Legion Partners Quarterly Letter to Investors, April 12, 2019.

3: Permission to use these quotes was neither sought nor obtained. Such third-party statements should not be viewed as indicating the support of such third parties for the views expressed in this communication.

4: Source: FactSet. Data from April 1, 2018 to April 30, 2021. “Peers” refers to the median of our peer group as disclosed in our 2021 Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of applicable U.S. securities laws. Forward-looking statements may be identified by words such as “seek,” “believe,” “plan,” “estimate,” “anticipate,” “expect,” “intend,” “continue,” “may,” “will,” “should,” “could,” “might” and other similar expressions. Forward-looking statements involve risks and uncertainties, as well as assumptions, that could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements including, without limitation: market acceptance of our products and solutions and competitors’ offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; our ability to effectively identify, purchase and integrate acquisitions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; exposure to increased economic and operational uncertainties from operating a global business as well as those factors set forth in the Risk Factors section of our most recent Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Our SEC filings and other important information can be found on the Investor Relations section of our website at investors.OneSpan.com. We do not have any intent, and disclaim any obligation, to update forward-looking statements to reflect events that occur, circumstances that exist or changes in our expectations after the date of this communication, except as required by law.

Important Additional Information and Where to Find It

OneSpan has filed a definitive proxy statement on Schedule 14A and accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2021 annual meeting of stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of OneSpan’s definitive proxy statement and other documents filed by OneSpan with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge at https://www.OneSpan.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

6

OneSpan Outlines Record of Engagement and Transformational Progress in Letter to Stockholders

Proactive and engaged Board and management team have overseen decisive actions to position OneSpan for growth

OneSpan has objectively evaluated input from Legion and implemented appropriate suggestions

Board urges stockholders to vote the BLUE card FOR OneSpan’s nine highly qualified directors

CHICAGO, May 10, 2021 -- OneSpan Inc. (NASDAQ: OSPN), the global leader in securing remote banking transactions, today issued a letter to its stockholders describing its engagement with Legion Partners Holdings, LLC (and its affiliates) and detailing the progress made executing the Company’s strategic plan and positioning the Company for continued success.

The Company’s proxy statement and other important information relating to the annual meeting of stockholders scheduled to be held on June 9, 2021 can be found at OneSpanValue.com.

The full letter is included below:

May 10, 2021

Dear fellow stockholder:

At OneSpan’s 2021 annual meeting of stockholders, which is scheduled to be held on June 9, 2021, stockholders will make an important choice about the future of OneSpan. One of our stockholders, Legion Partners Holdings, LLC (together with its affiliates, “Legion”), wants to replace half of the independent directors on OneSpan’s Board with Legion’s four nominees because Legion claims we have not implemented enough of its ideas and we have not sufficiently refreshed our Board.

In fact, our management team and Board have engaged extensively with Legion, heard its ideas and implemented many of them when it made sense to do so. Some of Legion’s ideas were based on a misunderstanding of our business. Some ideas were thoughtful but implementing them would have been premature given the state of our business. And other ideas were grounded in assumptions that were not correct and, if implemented, may have been value destructive. That said, we have engaged with Legion more than 40 times over that past three years and objectively considered every one of its suggestions.

Our Board and management team have taken decisive steps to position the Company for growth – in many cases aligned with Legion’s suggestions

Legion has had good ideas. In fact, we had many of those ideas ourselves, too. But whether by coincidence or engagement with Legion (and our other stockholders), the fact is that we have implemented a number of changes that should have proven to Legion that we are all working hard to improve the value of OneSpan.

As our business evolved, we:

✓	Adjusted our disclosures and increased transparency;

✓	Refreshed our Board, adding six directors in the last two years to ensure greater expertise in the newer areas of our business strategy (five of these six continue to serve on our Board);

✓	Held an Investor Day;

✓	Authorized stock repurchases;

✓	Increased sell-side coverage and attended more investor conferences;

✓	Reformed our executive compensation programs to match the evolving drivers of our business; and

✓	Conducted a comprehensive review of our business configuration and ran a process, with an independent financial advisor, to explore the sale of one of our product lines.

As importantly, under the guidance of a new CEO and our refreshed Board, the Company has evolved over the last three years from a hardware-centric technology company into a modern software-based solutions provider with a critical hardware authentication component.

This evolution was not easy. The Board and management team had to take action, including to:

✓	Reconfigure our product offerings;

✓	Hire and train dozens of new sales people;

✓	Effectively price and market our new offerings;

✓	Cross-sell to our existing customer base;

✓	Create professional support teams for installation, configuration and operation of cloud-based software;

✓	Hire a new Chief Technology Officer and invest in R&D and product development; and

✓	Acquire important technologies.

Last week, one of the research analysts that provides coverage of OneSpan reflected upon our transition, noting that he was “gain[ing] confidence in this story” and “commend[ed] the job this management team has done thus far.”1 In a letter that Legion itself sent to its fund’s investors, Legion admitted that OneSpan’s “transformation has been impressive to-date [sic]” and noted that the transition from a hardware-centric company to a software-focused model was “complex.”2,3

When Legion first invested in OneSpan, less than 30% of our revenue was recurring. Most of what we sold was hardware tokens and perpetual software licenses to enable the use of those tokens. We had a small but promising software business with mobile security and eSignature solutions. Because of the work of our management team and the strategic allocation of capital from legacy hardware technologies into new software and cloud-based initiatives, as well as our focus on selling term licenses instead of perpetual licenses, 57% of our first quarter 2021 revenue was recurring. This evolution did not happen because Legion wrote us letters or because we met with them frequently.

This evolution happened because our Board set the course for strategic execution, and our executive team implemented that course effectively. As a Company, we have been busy and productive.

Legion and the rest of our stockholders have benefitted from this execution. From the time Legion first invested, in April 2018, we have outperformed our peers from a total stockholder return (“TSR”) perspective.4 For the rest of our stockholders, we have performed admirably over the one-, two- and three-years ended April 30, 2021, approximately matching the performance of our peers in each of these periods, even as we experienced the volatility associated with a major business transformation.

Our engagement with Legion has been open and constructive – but we have been wisely discerning in the ideas we decided to implement

In one of our early phone calls with the principals of Legion in 2018, the Legion representatives admitted that they did not realize that a significant portion of our “software and services” revenue at that time was maintenance revenue associated with the server software used by our clients to operate our hardware authentication solutions. Legion nevertheless pressed very hard for us to make certain financial disclosures as if we were a cloud-based software company. That suggestion was premature. To ensure we did not mislead or confuse our stockholders, we first evolved the business – growing it into a meaningful cloud-based business – before we started to provide investors with recurring revenue measurements.

Legion has applauded OneSpan and our Board3

“We greatly appreciate the opportunities afforded to us by the management team to answer our questions and share our input on how to best optimize shareholder value.”

June 14, 2019

“[We are] pleased to see the Board take steps in the right direction to better align the experiences and skillsets of [the Board] with the challenges and opportunities the [Company] is facing today.”

February 7, 2020

“OneSpan has undergone a major transformation – one that is still immensely underappreciated by the public markets…”

August 18, 2020

Legion’s latest ideas have either already been implemented or do not make sound business sense

Legion also wanted us to sell our eSignature product line. In letters and presentations, Legion insisted that we could sell it for a significant sum – they said $400 million. Although we believe this product line – one of our most visible and valuable cloud-based product lines – has significant growth opportunity and value creation possibilities inside of OneSpan, we demonstrated our openness to exploring every opportunity to create value for our stockholders, including a sale, by conducting a formal process. At the conclusion of the comprehensive process, it was clear that eSignature has more value as a part of OneSpan than a sale would deliver at this time.

Today, Legion appears to have two ideas they would like us to implement. First, they believe that having more “cloud-first” directors would help our Board guide the Company better. However, we have already added four new directors over the last two years who have deep operating experience in software and cloud-based business models – a product leader of a large cloud-based software company (Marianne Johnson), a CFO of a cloud-based business (Al Nietzel), the Chief Revenue Officer of a cloud-based software business (Marc Boroditsky) and a P&L leader of a cloud-based business (Garry Capers).

Our current directors thus possess significant product, finance, sales and general management experiences gained at successful, respected cloud businesses. Notably, despite Legion’s suggestion that we add additional cloud experience to the Board, Legion has only nominated one candidate with cloud-based software product experience.

Legion’s other current idea is that we should sell our economic rights in, or the entire, hardware component of our authentication business. We do not believe that is practical or value creating. We have explored potential strategic alternatives with respect to our hardware solutions. However, the fact is that 19 of our 20 largest customers buy our hardware-based authentication solutions. Our business with these important customers also involves other products and services, some of which, such as mobile security, use the same server software or cloud authentication software as our hardware tokens. Selling the “economic rights” as Legion advocates is not a feasible or common approach in the security software business, where our server software runs multiple end-point solutions and sits inside our customers’ networks. Legion’s desire to see a “rerating” of our stock – which Legion believes will occur if we announce we have exited the hardware business – is nothing more than financial engineering, disconnected from the practical reality of managing a complex global business driven by customer requirements and on-the-ground marketing and client support. We continue to own and sell our proprietary hardware tokens, which are integrated with our software authentication solutions and their combined server and cloud-based software, because that is how our customers want us to do business.

We have appreciated our interaction with Legion over the last three years. They share our desire to see OneSpan reach its full potential. Ultimately, we are on the same team. We have readily accepted Legion’s input when it offered good ideas – and Legion representatives have applauded our progress. But not all of Legion’s ideas were good, or appropriate to implement at the time Legion suggested them.

We will continue to exercise our business judgment and accept helpful suggestions or reject ideas that we do not believe will create value for our stockholders. And we encourage our stockholders to trust that this Board is working energetically and objectively to create value. We have been, and will continue to be, willing to seriously examine every idea, no matter where it comes from.

We believe the Company has dramatically evolved over the last three years and that our stockholders, including Legion, should be proud of the company they own. We will continue to evaluate all suggestions, engage with our stockholders and make decisions that we believe will create sustainable value over time.

We encourage you to read the full set of annual meeting materials and to vote using the BLUE proxy card for the nine incumbent directors who are up for election this year.

Sincerely,

The OneSpan Board of Directors

Please use the enclosed BLUE proxy card today to vote “FOR” ALL nine of OneSpan’s highly qualified nominees. Simply follow the easy instructions to vote by telephone, by Internet or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. For more information, please visit OneSpanValue.com.

If you have questions or need assistance in voting your shares, please contact:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Call Collect: (212) 929-5500

or

Call Toll-Free: (800) 322-2885

Email: OneSpan@mackenziepartners.com

REMEMBER: Simply discard any white proxy card you may receive from Legion. OneSpan’s Board does not endorse any of Legion’s nominees, and we urge you NOT to submit any vote using Legion’s white proxy card, even as a protest vote. Voting to “WITHHOLD” with respect to any of Legion’s nominees on a white proxy card sent to you by Legion is not the same as voting “FOR” the Board’s nominees on the BLUE proxy card because a vote to “WITHHOLD” with respect to any of Legion’s nominees on its white proxy card will revoke any BLUE proxy you may have previously submitted.

[1]	Source: Wedbush, May 5, 2021.
[2]	Source: Legion Partners Quarterly Letter to Investors, April 12, 2019.
[3]	Permission to use these quotes was neither sought nor obtained. Such third-party statements should not be viewed as indicating the support of such third parties for the views expressed in this communication.
[4]	Source: FactSet. Data from April 1, 2018 to April 30, 2021. “Peers” refers to the median of our peer group as disclosed in our 2021 Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of applicable U.S. securities laws. Forward-looking statements may be identified by words such as “seek,” “believe,” “plan,” “estimate,” “anticipate,” “expect,” “intend,” “continue,” “may,” “will,” “should,” “could,” “might” and other similar expressions. Forward-looking statements involve risks and uncertainties, as well as assumptions, that could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements including, without limitation: market acceptance of our products and solutions and competitors’ offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; our ability to effectively identify, purchase and integrate acquisitions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; exposure to increased economic and operational uncertainties from operating a global business as well as those factors set forth in the Risk Factors section of our most recent Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Our SEC filings and other important information can be found on the Investor Relations section of our website at investors.OneSpan.com. We do not have any intent, and disclaim any obligation, to update forward-looking statements to reflect events that occur, circumstances that exist or changes in our expectations after the date of this communication, except as required by law.

Important Additional Information and Where to Find It

OneSpan has filed a definitive proxy statement on Schedule 14A and accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2021 annual meeting of stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of OneSpan’s definitive proxy statement and other documents filed by OneSpan with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge at https://www.OneSpan.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

About OneSpan

OneSpan helps protect the world from digital fraud by establishing trust in people’s identities, the devices they use and the transactions they execute. We make digital banking accessible, secure, easy and valuable. OneSpan’s Trusted Identity platform and security solutions significantly reduce digital transaction fraud and enable regulatory compliance for more than half of the top 100 global banks and thousands of financial institutions around the world. Whether automating agreements, detecting fraud or securing financial transactions, OneSpan helps reduce costs and accelerate customer acquisition while improving the user experience. Learn more at OneSpan.com.

Copyright© 2021 OneSpan North America Inc., all rights reserved. OneSpan™ is a registered or unregistered trademark of OneSpan North America Inc. or its affiliates in the U.S. and other countries.

Investor Contact

Joe Maxa

Vice President of Investor Relations

+1-312-766-4009

joe.maxa@onespan.com

Media Contacts
Sarah Hanel
Global Director of Corporate Communications
+1-312-871-1729
sarah.hanel@onespan.com

Bryan Locke / Mike DeGraff / Danya Al-Qattan

Sard Verbinnen & Co.

+1-312-895-4700

OneSpan-SVC@sardverb.com